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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 9, 2001


                              TRITON ENERGY LIMITED
             (Exact name of registrant as specified in its charter)



         CAYMAN ISLANDS                          1-11675                       NONE
 (State or other jurisdiction of        (Commission File Number)           (IRS Employer
         incorporation)                                                 Identification No.)



      CALEDONIAN HOUSE, JENNETT STREET
                P.O. BOX 1043
                 GEORGE TOWN
        GRAND CAYMAN, CAYMAN ISLANDS                                  NA
  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (345) 949-0050


                                       N/A
          (Former name or former address, if changed since last report)


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         This Current Report on Form 8-K/A amends and supplements the Current
Report on Form 8-K filed July 11, 2001, by Triton Energy Limited, a company limited by shares organized under the laws of the Cayman Islands (the "Company"), with the Securities and Exchange Commission.

ITEM 5.  OTHER EVENTS.

         The Company, Amerada Hess Corporation, a Delaware corporation ("Amerada Hess"), and Amerada Hess (Cayman) Limited, a wholly-owned subsidiary of Amerada Hess ("AHC Sub"), entered into an Acquisition Agreement, dated as of July 9, 2001 (the "Acquisition Agreement"). On July 17, 2001, the Company, Amerada Hess and AHC Sub executed an amendment to the Acquisition Agreement (the "Acquisition Agreement Amendment"). A copy of the Acquisition Agreement Amendment is attached hereto as Exhibit 2.2 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits

                  2.1 Acquisition Agreement, dated July 9, 2001, by and among Amerada Hess, AHC Sub and the Company.(1)

                  2.2 Amendment No. 1 to Acquisition Agreement, dated July 17, 2001, by and among Amerada Hess, AHC Sub and the Company.(2)

                  4.1 Amendment No. 4 to Rights Agreement, dated July 9, 2001, by and between the Company and Mellon Investor Services LLC.(1)

                  10.1 Principal Shareholders Agreement, dated July 9, 2001, by and among Amerada Hess, AHC Sub, the Company and the other Shareholders of the Company listed on Annex A thereto.(1)

                  10.2 Amendment No. 2 to Shareholders Agreement, dated July 9, 2001, by and between the Company and HM4 Triton, L.P.(1)

                  99.1     Press Release, dated July 10, 2001.(3)
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(1)    Previously filed as an exhibit to the Company's Form 8-K, dated July 9,
       2001, and filed July 11, 2001, and incorporated herein by reference.

(2)    Filed herewith.

(3) Previously filed as an exhibit to Schedule 14D-9 filed by the registrant on July 10, 2001, and incorporated herein by reference.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TRITON ENERGY LIMITED


Date:  July 17, 2001                         By:  /s/ A.E. TURNER, III
                                                 -------------------------------
                                             Name:    A.E. Turner, III
                                                   -----------------------------
                                             Title:   Senior Vice President
                                                    ----------------------------



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                 DESCRIPTION
-------                -----------

   2.1 Acquisition Agreement, dated July 9, 2001, by and among Amerada Hess, AHC Sub and the Company.(1)

   2.2                 Amendment No. 1 to Acquisition Agreement, dated July 17,
                       2001, by and among Amerada Hess, AHC Sub and the Company.(2)


   4.1 Amendment No. 4 to Rights Agreement, dated July 9, 2001, by and between the Company and Mellon Investor Services
                       LLC.(1)

  10.1 Principal Shareholders Agreement, dated July 9, 2001, by and among Amerada Hess, AHC Sub, the Company and the other Shareholders of the Company listed on Annex A thereto.(1)

  10.2                 Amendment No. 2 to Shareholders Agreement, dated July 9,
                       2001, by and between the Company and HM4 Triton, L.P.(1)

  99.1                 Press Release, dated July 10, 2001.(3)

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(1)    Previously filed as an exhibit to the Company's Form 8-K, dated July 9,
       2001, and filed July 11, 2001, and incorporated herein by reference.

(2)    Filed herewith.

(3) Previously filed as an exhibit to Schedule 14D-9 filed by the registrant on July 10, 2001, and incorporated herein by reference.